Exhibit 10.1
Executed Version

FIRST AMENDMENT
to
TERM LOAN CREDIT AGREEMENT
This FIRST AMENDMENT (this "Amendment"), dated as of September 17, 2024 is made by and among CARET HOLDINGS, INC., a Delaware corporation (the "Borrower"), the other Loan Parties party hereto, the Lenders party hereto (the "Required Lenders") and Acquiom Agency Services LLC, as Administrative Agent (the "Administrative Agent").
PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Term Loan Agreement, dated as of January 26, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and as amended by this Amendment, the "Credit Agreement"), among the Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent;
WHEREAS, in connection with the proposed formation of one of more Insurance Subsidiaries, the Borrower has requested that the Lenders amend certain terms of the Existing Credit Agreement;
WHEREAS, subject to the terms and conditions set forth in this Amendment, the parties hereto have agreed to amend the Existing Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Definitions. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Existing Credit Agreement. The rules of construction and other interpretive provisions specified in Article I of the Existing Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
2.Amendment. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Existing Credit Agreement is amended as follows:
(a)The definition of "Permitted Investments" appearing in Section 1.1 (Definitions) of the Existing Credit Agreement is hereby amended by amending and restating clause (vi) thereof in its entirety to read as follows:
"(vi) Investments of any of RIC, RRC, RPC or any other U.S. Insurance Subsidiary, as applicable, in each case, in the ordinary course of business, and consistent with the investment policy approved by the Board of Directors of Holdings, the Borrower or their respective Subsidiaries, as applicable;"

(b)The definition of "Regulated Subsidiary Equity" appearing in Section 1.1 (Definitions) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Regulated Subsidiary Equity” shall mean, as of any date of determination, the total equity reflected on the balance sheet of the Insurance Subsidiaries prepared in accordance with GAAP. For the avoidance of doubt, the equity of any Insurance Subsidiary that is wholly owned by another Insurance Subsidiary shall not be double-counted in determining the Regulated Subsidiary Equity."
(c)Clause (j) in Section 5.1 (Financial Statements and Other Information) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(j) as soon as available, and in any event within 45 days after request by any Lender, a completed BlackRock ESG Questionnaire; provided that such request may be made electronically through the "eFront" platform upon the implementation thereof; and"
(d)Clause (g) in Section 7.4 (Investments, Loans) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(g) other Investments made by any Loan Party or any U.S. Insurance Subsidiary in any U.S. Insurance Subsidiary so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Borrower is in pro forma compliance with each of the financial covenants set forth in Article VI at the time of, and immediately after giving effect to, such Investment, in each case, calculated on a pro forma basis as of the most recently ended Fiscal Month-end, in the case of Section 6.4, and Fiscal Quarter-end, in the case of Section 6.5, as applicable ;"
(e)Section 7.2 (Liens) of the Existing Credit Agreement is hereby amended by adding the following new paragraph immediately after clause (j) thereof:
"Notwithstanding anything to the contrary herein, each Insurance Subsidiary agrees that it shall not, and each of Holdings and the Borrower shall not permit any Insurance Subsidiary to, create, incur, assume or suffer to exist any Lien that supports debt for borrowed money on any of its or their assets or property now owned or hereafter acquired, to any person, except to the Administrative Agent for the benefit of the Secured Parties."
(f)Clause (a)(i) in Section 10.1 (Notices) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(a) Written Notices.
(i)Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, as follows:

To the Borrower:	Caret Holdings, Inc. 80 E. Rich Street, Suite 500 Columbus, OH 43215 Attention: Megan Binkley, Chief Financial Officer Email: megan.binkley@joinroot.com
With copies to (for information purposes only):
Kirkland & Ellis LLP
333 South Hope Street, 29th Floor
Los Angeles, CA 90071
Attention: David M. Nemecek, P.C.
Email: david.nemecek@kirkland.com

and

Kirkland & Ellis LLP
555 California Street
San Francisco, CA 94104
Attention: Katie Taylor
Email: katie.taylor@kirkland.com

To the Administrative Agent:	Acquiom Agency Services LLC 950 17th Street, Suite 1400 Denver, CO 80202 Attention: Karyn Kesselring; Loan Agency Email: kkesselring@srsacquiom.com loanagency@srsacquiom.com
With copies to (for information purposes only):	Clifford Chance US LLP Two Manhattan West 375 9th Avenue New York, New York 10001-1696 Attention: Gary Brooks Email: gary.brooks@cliffordchance.com

To BlackRock:
c/o BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attention: Mark Lawrence
Telephone: +1 646-231-1477 (Mark Lawrence)
Email: Mark.A.Lawrence@blackrock.com

with copies to (which shall not constitute notice):
c/o BlackRock, Inc.
Office of the General Counsel
50 Hudson Yards
New York, New York 10001
Attention: Lucy Liu
Email: LegalTransactions@blackrock.com

and

Clifford Chance US LLP
Two Manhattan West
375 9th Avenue
New York, New York 10001-1696
Attention: Andrew Young
Telephone: +1 212-878-8012
Email: andrew.young@cliffordchance.com

To any other Lender:	the address set forth in the Administrative Questionnaire or the Assignment and Acceptance executed by such Lender

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
3.Conditions of Effectiveness. This Amendment shall become effective upon the following:
(a)receipt by each party hereto of a copy of this Amendment executed by the Borrower, each other Loan Party party hereto, the Required Lenders and the Administrative Agent; and
(b)the Loan Parties shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lenders and the Administrative Agent to the extent required to be paid under Section 10.3 of the Credit Agreement and unpaid on the date hereof (including the attorney costs of Clifford Chance US LLP).
4.Representations and Warranties. In order to induce Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows:

(a)The execution, delivery and performance by each Loan Party of this Amendment and the Credit Agreement have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action on the part of such Loan Party.
(b)This Amendment constitutes, and the Credit Agreement continues to constitute valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.
(c)After giving effect to this Amendment, each of the representations and warranties made by each Loan Party in the Credit Agreement is true and correct in all material respects (other than those representations and warranties that are expressly qualified by “Material Adverse Effect” or other materiality, which representations and warranties shall be true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(d)No Event of Default or Default has occurred or would exist immediately after giving effect to this Amendment.

5.Miscellaneous.
(a)Continued Effectiveness. Except as expressly amended, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, and all obligations thereunder and all guarantees, security interests and other credit support provided, shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, nor constitute a waiver of any provision of the Credit Agreement, any Loan Document or any other documents, instruments or agreements executed and/or delivered under or in connection therewith. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof," "therein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment constitutes a Loan Document.
(b)Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the terms, conditions, obligations covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such terms, conditions, obligations covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations, as applicable, and its grant of Liens, as applicable, on the Collateral to secure the Obligations pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment.

6.Expenses. The Borrower agrees to reimburse the Lenders and the Administrative Agent for their reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, in accordance with the provisions of Section 10.3 of the Credit Agreement (and without duplication of such provision or any provision of this Amendment).
7.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The entirety of Sections 10.5 and 10.6 of the Credit Agreement are hereby incorporated by reference herein, in each case, mutatis mutandis.
8.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment, the other Loan Documents and any separate letter agreements relating to any fees payable to the Administrative Agent and its Affiliates constitute the entire agreement among the parties hereto and thereto and their affiliates regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. Delivery of an executed counterpart to this Amendment or any other Loan Document by facsimile transmission or by electronic mail in PDF or TIFF format shall be as effective as delivery of a manually executed counterpart hereof.
10.Administrative Agent Authorization. By its execution hereof, each of the undersigned Lenders, constituting the Required Lenders, hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment on the date hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:
CARET HOLDINGS, INC.

By: /s/ Megan Binkley
Name: Megan Binkley
Title: Chief Financial Officer

HOLDINGS:
ROOT, INC.

By: /s/ Megan Binkley
Name: Megan Binkley
Title: Chief Financial Officer

[First Amendment to Term Loan Agreement]

OTHER LOAN PARTIES:
Root Insurance Agency, LLC

By: /s/ Taylor Matthews
Name: Taylor Matthews
Title: Treasurer

Root Lone Star Insurance Agency, Inc.

By: /s/ Taylor Matthews
Name: Taylor Matthews
Title: Treasurer

Root Enterprise, LLC

By: /s/ Taylor Matthews
Name: Taylor Matthews
Title: Treasurer

Root Scout, LLC

By: /s/ Taylor Matthews
Name: Taylor Matthews
Title: Treasurer

[First Amendment to Term Loan Agreement]

REQUIRED LENDERS:
PDL SCO LP
By its General Partner, PDL SCO GP Ltd.

By: /s/ Pearce Wilder Brisbin
Name: Pearce Wilder Brisbin
Title: Director

[First Amendment to Term Loan Agreement]

REQUIRED LENDERS:
TELEMATIC OFFSHORE, LTD.
By: BlackRock Financial Management, Inc., its Manager

By: /s/ Jeff Dunbar
Name: Jeff Dunbar
Title: Managing Director

[First Amendment to Term Loan Agreement]

ASG 2021 OFFSHORE HOLDINGS II, L.P.
By: BlackRock Financial Management, Inc., its manager

By: /s/ Paul Braude
Name: Paul Braude
Title: Managing Director

[First Amendment to Term Loan Agreement]

GCO II AGGREGATOR 2 L.P.
By: BlackRock Financial Management, Inc., its manager

By: /s/ Mark A. Lawrence
Name: Mark A. Lawrence
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND
MASTER LP
By: BlackRock Financial Management, Inc., its
Investment Manager

By: Mark A. Lawrence
Name: Mark A. Lawrence
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK CAPITAL MARKETS, LLC

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

TENNENBAUM SENIOR LOAN FUND II, LP
TENNENBAUM SENIOR LOAN FUND V, LLC
TCP DIRECT LENDING FUND VIII-A, LLC
RELIANCE STANDARD LIFE INSURANCE COMPANY
PHILADELPHIA INDEMNITY INSURANCE COMPANY

On behalf of each of the above entities:

By: TENNENBAUM CAPITAL PARTNERS, LLC
Its: Investment Manager

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

TCP DLF VIII 2018 CLO, LLC

By: SERIES I of SVOF/MM, LLC
Its: Collateral Manager

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK DLF IX 2019 CLO, LLC
BLACKROCK DLF IX 2019-G CLO, LLC
BLACKROCK DLF IX 2020-1 CLO, LLC
BLACKROCK DLF IX CLO 2021-1, LLC
BLACKROCK DLF IX CLO 2021-2, LLC

By: BlackRock Capital Investment Advisors, LLC.
Its: Collateral Manager

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management
vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING FUND IX-U
(IRELAND)

By: Blackrock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management
vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING FUND IX-L
(IRELAND)

By: Blackrock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

BLACKROCK DIRECT LENDING FUND IX-U
(LUXEMBOURG) SCSP

By: Blackrock Capital Investment Advisors, LLC
Its: Investment Manager

By: /s/ Phil Tseng
Name: Phil Tseng
Title: Managing Director

[First Amendment to Term Loan Agreement]

ADMINISTRATIVE AGENT:

Acquiom Agency Services LLC

By: /s/ Karyn Kesselring
Name: Karyn Kesselring
Title: Director

[First Amendment to Term Loan Agreement]